SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2004

GOODRICH CORPORATION
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	1-892 (Commission File Number)	34-0252680 (IRS Employer Identification No.)

Four Coliseum Centre
2730 West Tyvola Road
Charlotte, North Carolina 28217
(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code: (704) 423-7000

ITEM 12.      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On July 29, 2004, Goodrich Corporation (“Goodrich”) issued a press release announcing its financial results for the second quarter 2004 and updating its outlook for full year 2004. A copy of the press release is furnished as Exhibit 99.1 hereto.

     Goodrich will host a conference call for investors and security analysts to discuss the financial results and outlook at 10:00 a.m. Eastern Time on July 29, 2004. By press releases dated July 12, 2004 and July 26, 2004, the public was invited to listen to the conference call by telephone or by live webcast accessed through the Investor Relations area of Goodrich’s website at www.goodrich.com. Additional written information regarding the financial results and 2004 outlook will be posted as a webcast presentation on the Investor Relations area of Goodrich’s website prior to the conference call. A copy of such presentation is furnished as Exhibit 99.2 hereto.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOODRICH CORPORATION (Registrant)

Date: July 29, 2004	By: /s/ Robert D. Koney, Jr.

Robert D. Koney, Jr. Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1	Goodrich Corporation Press Release dated July 29, 2004 titled “Goodrich Announces Second Quarter 2004 Results, Increases Sales and Earnings Outlook for Full Year 2004”.

Exhibit 99.2	Goodrich Corporation written presentation dated July 29, 2004 titled “Goodrich Second Quarter 2004 Performance Review”.

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